                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                           Network Solutions, Inc.
               ----------------------------------------------
                   (Exact name of registrant as specified
                               in its charter)



           Delaware                                  52-1146119
   -----------------------                    --------------------------
   (State of incorporation                         (I.R.S. Employer
      or organization)                           Identification No.)



              505 Huntmar Park Drive, Herndon, Virginia  20170
        ------------------------------------------------------------
             (Address of principal executive offices) (Zip Code)




Securities to be registered pursuant to Section 12(b) of the Act:


     Title of each class                      Name of each exchange on which
     to be so registered                      each class is to be registered
  -------------------------                   ------------------------------

             None                                          None



Securities to be registered pursuant to Section 12(g) of the Act:


               Class A Common Stock, $0.001 par value per share
               ------------------------------------------------
                               (Title of class)

Item 1.  Description of Registrant's Securities to be Registered.

         In response to this item, incorporated by reference is the description of the Class A Common Stock, $0.001 par value per share (the "Common Stock"), of Network Solutions, Inc. (the "Registrant") contained under the caption "Description of Capital Stock" in the Prospectus (Subject to Completion) dated July 3, 1997 that forms a part of the Registrant's Registration Statement on Form S-1 (the "Registration Statement") (File No. 333-30705).

Item 2.  Exhibits.

         The following exhibits are filed as a part of this Registration
Statement:

         1. Second Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3(i) to the Registration Statement).

         2. Bylaws of the Registrant, as amended (incorporated by reference to Exhibit 3(ii) to the Registration Statement).

         3. Form of stock certificate for Common Stock of Registrant (incorporated herein by reference to Exhibit 4.1 of the Registration Statement)

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

         Dated:  August 8, 1997.

                                          Network Solutions, Inc.



                                          By /s/ GABRIEL A. BATTISTA
                                             ---------------------------
                                             Gabriel A. Battista
                                             Chief Executive Officer

                               INDEX TO EXHIBITS


                                                                      Sequentially
Exhibit                                                                 Numbered
Number                      Exhibit                                       Page
-------                     ---------                                  -----------
1.             Second Amended and Restated Certificate of
               Incorporation of the Registrant (incorporated
               by reference to Exhibit 3(i) to the
               Registration Statement).

2.             Bylaws of the Registrant, as amended
               (incorporated by reference to Exhibit 3(ii) to the Registration Statement).

3. Form of stock certificate for Common Stock of Registrant (incorporated herein by reference to Exhibit 4.1 of the Registration Statement).